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Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.   20549

April 9 2001


Dear Sirs/Madams

We have read and agree with the comments in Item 4 (a) of Form 8-K of Yorkshire Power Group Limited (Commission File No. 333-47925) dated April 9, 2001.

Yours truly,


DELOITTE & TOUCHE